UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

AB UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.15

SEMI-ANNUAL REPORT

AB UNCONSTRAINED BOND FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 9, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Unconstrained Bond Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Unconstrained Bond Fund to AB Unconstrained Bond Fund.

Investment Objective and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of U.S. and non-U.S. companies and U.S. and non-U.S. government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative three years to positive seven years, depending upon AllianceBernstein L.P.’s (the “Adviser’s”) forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Fund typically maintains at least 50% of its net assets in investment grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures, forwards, or swaps, including those on fixed-income and equity securities and foreign currencies.

Investment Results

The table on page 6 shows the Fund’s performance compared with its primary benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month

AB UNCONSTRAINED BOND FUND •	1

U.S. T-Bill Index, and its secondary benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged) for the six- and 12-month periods ended April 30, 2015.

All share classes of the Fund outperformed the primary benchmark for both periods. During the six-month period, exposure to securitized assets and the U.S. dollar were the largest positive contributors, relative to the benchmark. Securitized credit (both commercial and non-agency reverse mortgage-backed securities) outperformed both high-yield and investment-grade credit; an overweight to this area also contributed. U.S. dollar positioning was a significant contributor to returns, as expectations for monetary policy tightening in the U.S. drove its currency higher. The Fund’s tail hedging strategies were the main detractors from performance; despite increased market volatility, credit risk assets largely remained range-bound.

During the 12-month period, exposure to U.S. interest rate duration and long U.S. dollar currency positioning contributed to returns. The yield curve flattened, which helped the Fund’s long-end Treasury position. Long U.S dollar currency positions versus the eurozone and commodity bloc were also important drivers of returns, as the dollar rallied broadly against G10 and emerging-market currencies. The Fund’s long emerging-market currency versus short emerging-market sovereign credit relative value position was a significant detractor from performance, as emerging-market credit spreads outperformed the emerging-market foreign exchange.

The Fund utilized derivatives in the form of Treasury futures, currency forwards and written options for hedging and investment purposes, and variance swaps for investment purposes, which added to returns for both periods, in absolute terms. Purchased options, interest rates swaps and total return swaps for hedging and investment purposes detracted for both periods; credit default swaps for hedging and investment purposes added to performance for the six-month period, and detracted for the 12-month period.

Market Review and Investment Strategy

Mediocre growth with persistently low inflation in the fourth quarter of 2014 and the first quarter of 2015 led to monetary policy easing in the euro zone and many other economies globally. The U.S. Federal Reserve ended its quantitative easing program in October 2014, and prepared the market for higher interest rates in the U.S. This caused the underperformance of U.S. risk assets, which was a marked difference from the recent past. Yields on Treasuries and other credit risk-free assets moved lower, given the lower growth and inflation outlook. The expected divergence of monetary policy caused the U.S. dollar to appreciate broadly during the six-month period ended April 30, 2015.

Given the Global Fixed Income and Global Credit Investment Team’s

2	• AB UNCONSTRAINED BOND FUND

above-consensus growth expectations, the Fund maintained its tilt towards credit assets during the six-month period. Given the expectation for more accommodative policy in the euro zone, the Fund increased its allocation to European risk assets during the period. Within the U.S., the Fund maintained its exposure to commercial and non-agency residential mortgage-backed securities, to benefit from improving fundamentals and favorable technicals. The Fund’s mathematical duration exposure was mainly concentrated in the long end of the U.S. nominal Treasury curve. The Fund maintained a long U.S. dollar currency position during the six-month period, but has been reducing it given the increased uncertainty around the U.S. growth outlook and stretched market positioning.

AB UNCONSTRAINED BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofA ML® 3-Month U.S. T-Bill Index and the Barclays Global Aggregate Bond Index (U.S. dollar hedged) do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month U.S. T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB UNCONSTRAINED BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB UNCONSTRAINED BOND FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months		12 Months
AB Unconstrained Bond Fund
Class A	1.80%		1.19%

Class B*	1.44%		0.48%

Class C	1.47%		0.40%

Advisor Class†	1.96%		1.39%

Class R†	1.74%		0.97%

Class K†	1.90%		1.28%

Class I†	2.05%		1.48%

Class Z†	1.98%	‡	—

Primary benchmark: BofA ML 3-Month U.S. T-Bill Index	0.01%		0.02%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	2.75%		6.05%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡      Since inception on 11/4/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.60%
1 Year	1.19%	-3.10%
5 Years	3.39%	2.50%
10 Years	3.69%	3.24%

Class B Shares			2.00%
1 Year	0.48%	-3.48%
5 Years	2.70%	2.70%
10 Years(a)	3.13%	3.13%

Class C Shares			2.01%
1 Year	0.40%	-0.59%
5 Years	2.71%	2.71%
10 Years	2.99%	2.99%

Advisor Class Shares†			3.02%
1 Year	1.39%	1.39%
5 Years	3.70%	3.70%
10 Years	3.99%	3.99%

Class R Shares†			2.32%
1 Year	0.97%	0.97%
5 Years	3.22%	3.22%
10 Years	3.48%	3.48%

Class K Shares†			2.77%
1 Year	1.28%	1.28%
5 Years	3.48%	3.48%
10 Years	3.77%	3.77%

Class I Shares†			2.97%
1 Year	1.48%	1.48%
5 Years	3.75%	3.75%
10 Years	4.04%	4.04%

Class Z Shares†			3.05%
Since Inception‡	1.98%	1.98%

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance and footnotes continued on next page)

AB UNCONSTRAINED BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.06%, 1.77%, 1.77%, 0.77%, 1.46%, 1.14%, 0.74% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85%, 0.60% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

‡	Inception date: 11/4/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.83%
5 Years	2.87%
10 Years	3.32%

Class B Shares
1 Year	-3.21%
5 Years	3.08%
10 Years(a)	3.19%

Class C Shares
1 Year	-0.19%
5 Years	3.09%
10 Years	3.06%

Advisor Class Shares†
1 Year	1.91%
5 Years	4.08%
10 Years	4.09%

Class R Shares†
1 Year	1.39%
5 Years	3.60%
10 Years	3.55%

Class K Shares†
1 Year	1.57%
5 Years	3.86%
10 Years	3.84%

Class I Shares†
1 Year	1.90%
5 Years	4.13%
10 Years	4.11%

Class Z Shares†
Since Inception‡	2.13%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

‡	Inception date: 11/4/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB UNCONSTRAINED BOND FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.00	$4.50	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class B
Actual	$1,000	$1,014.40	$7.99	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000	$1,014.70	$7.99	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Advisor Class
Actual	$1,000	$1,019.60	$3.00	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class R
Actual	$1,000	$1,017.40	$5.50	1.10%
Hypothetical**	$1,000	$1,019.34	$5.51	1.10%
Class K
Actual	$1,000	$1,019.00	$4.26	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%

10	• AB UNCONSTRAINED BOND FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*		Annualized Expense Ratio*
Class I
Actual	$1,000	$1,020.50	$3.01		0.60%
Hypothetical**	$1,000	$1,021.82	$3.01		0.60%
Class Z
Actual	$1,000	$1,019.80	$2.94	***	0.60	%***
Hypothetical**	$1,000	$1,021.82	$3.01	***	0.60	%***
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual expenses paid are based on the period from November 4, 2014 (commencement of distribution) and are equal to the Class’s annualized expense ratio multiplied by 177/365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized expense ratio, multiplied by the average account value of the period, multiplied by 181/365 (to reflect the one-half year period).

AB UNCONSTRAINED BOND FUND •	11

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $378.1

*	All data are as of April 30, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following security types: Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets—Corporate Bonds, Local Governments—Municipal Bonds and Options Purchased—Puts.

12	• AB UNCONSTRAINED BOND FUND

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

*	All data are as of April 30, 2015. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries or regions: Australia, Dominican Republic, Eurozone, Hungary, Ireland, Italy, Malaysia and Netherlands.

AB UNCONSTRAINED BOND FUND •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 42.9%
Brazil – 15.7%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 1/01/16	BRL	159,835	$48,651,335
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17-1/01/21		35,758	10,759,078

			59,410,413

Canada – 0.9%
Canadian Government Bond 2.25%, 6/01/25	CAD	3,825	3,359,913

Mexico – 0.8%
Mexican Bonos Series M 6.50%, 6/09/22	MXN	44,075	3,001,849

United States – 25.5%
U.S. Treasury Bonds 3.00%, 11/15/44	U.S.$	6,540	6,881,820
3.125%, 8/15/44		5,691	6,128,509
3.625%, 2/15/44		1,543	1,817,486
3.75%, 11/15/43		5,289	6,365,465
U.S. Treasury Notes 0.25%, 12/31/15(a)(b)		30,959	30,968,859
0.375%, 4/30/16		6,449	6,455,855
0.50%, 7/31/16		118	118,312
1.50%, 12/31/18(a)(b)		7,638	7,731,890
1.75%, 3/31/22		14,440	14,392,622
2.25%, 11/15/24		5,875	5,983,782
2.375%, 8/15/24		1,189	1,224,155
2.50%, 8/15/23		6,410	6,692,146
2.75%, 2/15/24		1,683	1,787,819

			96,548,720

Total Governments – Treasuries (cost $166,647,621)			162,320,895

INFLATION-LINKED SECURITIES – 10.2%
United States – 10.2%
U.S. Treasury Inflation Index 0.125%, 4/15/18-4/15/19 (TIPS)		16,405	16,789,399
0.625%, 1/15/24-2/15/43 (TIPS)		12,735	13,177,212
1.375%, 2/15/44 (TIPS)		1,246	1,447,678
1.625%, 1/15/18 (TIPS)		3,836	4,095,831
3.375%, 4/15/32 (TIPS)		2,134	3,132,644

Total Inflation-Linked Securities (cost $37,733,177)			38,642,764

14	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 7.8%
Financial Institutions – 5.1%
Banking – 5.1%
Ally Financial, Inc. 2.75%, 1/30/17	U.S.$	720	$717,480
BNP Paribas SA 5.186%, 6/29/15(c)(d)		853	856,326
Credit Suisse AG/Guernsey 5.86%, 5/15/17(c)		8,000	8,440,000
Dresdner Bank AG/NY 7.25%, 9/15/15		1,860	1,892,645
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	2,279	2,543,721
ING Groep NV 5.775%, 12/08/15(c)	U.S.$	835	847,525
National Westminster Bank PLC 2.168%, 7/05/15(c)(e)	EUR	200	214,296
Societe Generale SA 1.021%, 4/05/17(c)(d)(e)	U.S.$	4,000	3,690,000

			19,201,993

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. Zero Coupon, 5/25/10(e)(f)		435	48,938
Zero Coupon, 1/12/12(f)		440	49,500

			98,438

			19,300,431

Industrial – 2.3%
Basic – 0.1%
ArcelorMittal 6.125%, 6/01/18		225	240,187

Capital Goods – 0.4%
Bombardier, Inc. 7.50%, 3/15/25(d)		1,432	1,419,470
Case New Holland Industrial, Inc. 7.875%, 12/01/17		128	141,120

			1,560,590

Communications - Media – 0.3%
Radio One, Inc. 9.25%, 2/15/20(d)		905	855,225

Communications - Telecommunications – 0.0%
Windstream Corp. 7.875%, 11/01/17		55	59,400

AB UNCONSTRAINED BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.4%
Rhino Bondco S.P.A 7.25%, 11/15/20(d)	EUR	670	$804,971
Servus Luxembourg Holding SCA 7.75%, 6/15/18(d)		650	760,751

			1,565,722

Consumer Cyclical - Retailers – 0.2%
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.5% PIK), 5/01/19(d)(g)	U.S.$	975	828,750

Consumer Non-Cyclical – 0.5%
Boparan Finance PLC 5.50%, 7/15/21(d)	GBP	610	823,988
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6.00%, 2/01/25(d)	U.S.$	1,026	1,052,291
HCA, Inc. 7.58%, 9/15/25		65	72,963

			1,949,242

Energy – 0.4%
Golden Energy Offshore Services AS 8.60%, 5/28/17(e)(h)	NOK	7,876	899,575
Memorial Resource Development Corp. 5.875%, 7/01/22(d)	U.S.$	25	24,250
Paragon Offshore PLC 6.75%, 7/15/22(d)		488	202,520
7.25%, 8/15/24(d)		812	336,980

			1,463,325

			8,522,441

Utility – 0.4%
Electric – 0.4%
PPL Energy Supply LLC 6.50%, 5/01/18		180	192,016
RJS Power Holdings LLC 5.125%, 7/15/19(d)		1,543	1,515,998

			1,708,014

Total Corporates – Non-Investment Grade (cost $31,524,034)			29,530,886

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.4%
Non-Agency Fixed Rate – 3.4%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36		880	829,019
Series 2005-J14, Class A7 5.50%, 12/25/35		474	435,913

16	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-24CB, Class A11 5.75%, 6/25/36	U.S.$	691	$622,036
Series 2006-J1, Class 1A11 5.50%, 2/25/36		874	786,847
CHL Mortgage Pass-Through Trust Series 2006-6, Class A1 6.00%, 4/25/36		795	768,997
Series 2006-9, Class A2 6.00%, 5/25/36		1,033	947,720
Series 2007-4, Class 1A39 6.00%, 5/25/37		617	552,338
CitiMortgage Alternative Loan Trust Series 2006-A4, Class 1A3 6.00%, 9/25/36		389	349,322
Countrywide Alternative Loan Trust Series 2006-16CB, Class A6 6.00%, 6/25/36		2,721	2,437,053
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		844	748,068
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A5S 6.00%, 2/25/47		1,073	807,156
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.537%, 9/25/35		513	437,470
Washington Mutual Mortgage Pass-Through Certificates Series 2006-4, Class 3A1 6.50%, 5/25/36		579	405,910
Wells Fargo Mortgage Backed Securities Trust Series 2005-17, Class 2A1 5.50%, 1/25/36		790	780,499
Series 2007-10, Class 1A7 6.00%, 7/25/37		709	697,029
Series 2007-2, Class 1A18 5.75%, 3/25/37		734	714,175
Series 2007-8, Class 2A6 6.00%, 7/25/37		538	528,935

			12,848,487

GSE Risk Share Floating Rate – 2.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.181%, 8/25/24(e)		3,720	3,790,330
Series 2015-DNA1, Class B 9.38%, 10/25/27(e)		500	548,487
Series 2015-HQ1, Class B 10.931%, 3/25/25(e)		1,185	1,320,639

AB UNCONSTRAINED BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 3.181%, 7/25/24(e)	U.S.$	950	$910,102
Series 2014-C04, Class 1M2 5.081%, 11/25/24(e)		1,850	1,970,054

			8,539,612

Non-Agency Floating Rate – 0.7%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.361%, 4/25/47(d)(e)		635	469,976
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.371%, 12/25/36(e)		735	464,716
GreenPoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.137%, 3/25/36(e)		292	242,042
Luminent Mortgage Trust 2006-5 Series 2006-5, Class A1A 0.371%, 7/25/36(e)		593	422,439
NovaStar Mortgage Funding Trust Series 2006-MTA1, Class 2A1A 0.371%, 9/25/46(e)		490	416,759
Residential Accredit Loans, Inc. Series 2007-QO2, Class A1 0.331%, 2/25/47(e)		723	410,530
Suntrust Alternative Loan Trust Series 2005-1F, Class 2A1 0.831%, 12/25/35(e)		35	25,689
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-10, Class 2A3 1.081%, 11/25/35(e)		485	347,641

			2,799,792

Total Collateralized Mortgage Obligations (cost $24,080,067)			24,187,891

CORPORATES – INVESTMENT GRADE – 6.4%
Financial Institutions – 5.2%
Banking – 2.8%
Goldman Sachs Group, Inc. (The) Series D 6.00%, 6/15/20		165	191,146
Lloyds Bank PLC 6.50%, 9/14/20(d)		8,200	9,618,157

18	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Group Ltd. 7.625%, 8/13/19(d)	U.S.$	115	$137,876
Morgan Stanley Series G 5.50%, 7/24/20		175	199,314
Standard Chartered Bank 5.875%, 9/26/17(d)	EUR	100	125,894
UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	195	205,732

			10,478,119

Brokerage – 0.0%
Jefferies Group LLC 6.875%, 4/15/21		70	79,590

Finance – 1.9%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		7,000	7,123,900

Insurance – 0.5%
Aetna, Inc. 6.75%, 12/15/37		257	349,256
Allied World Assurance Co. Holdings Ltd. 5.50%, 11/15/20		180	202,933
Anthem, Inc. 5.875%, 6/15/17		20	21,838
7.00%, 2/15/19		45	52,747
Chubb Corp. (The) 6.375%, 3/29/67		705	747,300
CIGNA Corp. 5.125%, 6/15/20		90	102,412
Humana, Inc. 6.30%, 8/01/18		25	28,449
7.20%, 6/15/18		180	208,187
Lincoln National Corp. 8.75%, 7/01/19		47	58,962
Markel Corp. 7.125%, 9/30/19		60	71,038
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(d)		165	258,700

			2,101,822

			19,783,431

Industrial – 0.9%
Basic – 0.1%
Lubrizol Corp. 8.875%, 2/01/19		155	192,609
Weyerhaeuser Co. 7.375%, 3/15/32		204	268,439

			461,048

AB UNCONSTRAINED BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	200	$228,244
Tyco International Finance SA 8.50%, 1/15/19		150	182,407

			410,651

Communications - Media – 0.1%
BSKYB Finance UK PLC 5.625%, 10/15/15(d)		225	229,946

Communications - Telecommunications – 0.1%
American Tower Corp. 5.05%, 9/01/20		140	154,431
British Telecommunications PLC 8.50%, 12/07/16(d)	GBP	100	170,521

			324,952

Consumer Cyclical - Retailers – 0.1%
Nordstrom, Inc. 6.25%, 1/15/18	U.S.$	180	202,166

Consumer Non-Cyclical – 0.1%
Agilent Technologies, Inc. 5.00%, 7/15/20		28	30,529
Altria Group, Inc. 9.25%, 8/06/19		34	43,356
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		154	155,261

			229,146

Energy – 0.2%
Anadarko Petroleum Corp. 5.95%, 9/15/16		34	36,155
Energy Transfer Partners LP 6.125%, 2/15/17		225	242,103
EQT Corp. 8.125%, 6/01/19		35	41,653
Hess Corp. 8.125%, 2/15/19		35	41,882
Noble Energy, Inc. 8.25%, 3/01/19		153	183,369
Noble Holding International Ltd. 4.90%, 8/01/20		15	15,107
Spectra Energy Capital LLC 8.00%, 10/01/19		170	205,274

			765,543

Technology – 0.1%
Motorola Solutions, Inc. 7.50%, 5/15/25		181	225,498

20	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.75%, 12/15/16	U.S.$	70	$74,981

Transportation - Railroads – 0.0%
CSX Corp. 7.375%, 2/01/19		149	177,750

Transportation - Services – 0.0%
Ryder System, Inc. 7.20%, 9/01/15		71	72,486

			3,174,167

Utility – 0.3%
Electric – 0.1%
Constellation Energy Group, Inc. 5.15%, 12/01/20		180	200,995
TECO Finance, Inc. 5.15%, 3/15/20		55	61,959

			262,954

Natural Gas – 0.2%
GNL Quintero SA 4.634%, 7/31/29(d)		836	872,761

			1,135,715

Total Corporates – Investment Grade (cost $23,138,410)			24,093,313

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.735%, 6/10/49		490	512,515
Series 2007-5, Class AM 5.772%, 2/10/51		343	364,203
Commercial Mortgage Trust Series 2005-CD1, Class AM 5.396%, 7/15/44		2,330	2,360,068
Series 2007-GG9, Class AM 5.475%, 3/10/39		555	583,177
DBUBS Mortgage Trust Series 2011-LC2A, Class E 5.64%, 7/10/44(d)		600	591,818
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.708%, 4/10/38		420	429,137
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AJ 6.321%, 4/15/41		237	194,373

AB UNCONSTRAINED BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49	U.S.$	545	$553,083
ML-CFC Commercial Mortgage Trust Series 2006-1, Class AJ 5.749%, 2/12/39		425	434,241

Total Commercial Mortgage-Backed Securities (cost $6,002,155)			6,022,615

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(d)		190	212,230

Mexico – 0.9%
Petroleos Mexicanos Series 14-2 7.47%, 11/12/26	MXN	55,570	3,592,020

Total Quasi-Sovereigns (cost $3,949,841)			3,804,250

EMERGING MARKETS – SOVEREIGNS – 0.5%
Argentina – 0.5%
Argentina Boden Bonds 7.00%, 10/03/15 (cost $1,902,616)	U.S.$	1,935	1,896,837

		Contracts
OPTIONS PURCHASED – CALLS – 0.5%
Options on Indices – 0.5%
CBOE Volatility Index Expiration: Jun 2015, Exercise Price: $ 17.00(f)(i)		1,044	180,090
CBOE Volatility Index Expiration: Jun 2015, Exercise Price: $ 23.00(f)(i)		406	31,465
CBOE Volatility Index Expiration: May 2015, Exercise Price: $ 18.00(f)(i)		373	27,043
CBOE Volatility Index Expiration: May 2015, Exercise Price: $ 19.00(f)(i)		2,295	143,437
CBOE Volatility Index Expiration: May 2015, Exercise Price: $ 24.00(f)(i)		206	6,180
Euro STOXX 50 Volatility Index Expiration: Sep 2015, Exercise Price: EUR 3,650.00(f)		1,000	150,992
S&P 500 Index Expiration: Jun 2015, Exercise Price: $ 2,000.00(f)(i)		99	996,930

22	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Company		Contracts	U.S. $ Value

S&P 500 Index Expiration: Jun 2015, Exercise Price: $ 2,090.00(f)(i)		48	$174,720
S&P 500 Index Expiration: May 2015, Exercise Price: $ 2,140.00(f)(i)		180	68,400

			1,779,257

Options on Funds and Investment Trusts – 0.0%
iShares MSCI Emerging Markets ETF Expiration: May 2015, Exercise Price: $ 44.00(f)(i)		2,370	67,545

Total Options Purchased – Calls (premiums paid $2,591,472)			1,846,802

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.4%
Performing Asset – 0.4%
Deutsche Bank Mexico SA 8.00%, 10/31/34(j)(k)(l)	MXN	24,096	1,125,806
Recife Funding Zero Coupon, 11/05/29(j)(k)	U.S.$	530	525,570

Total Whole Loan Trusts (cost $1,914,978)			1,651,376

EMERGING MARKETS – TREASURIES – 0.2%
Dominican Republic – 0.2%
Dominican Republic International Bond 15.95%, 6/04/21(h) (cost $756,207)	DOP	27,000	770,774

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21 (cost $507,458)	U.S.$	510	593,834

ASSET-BACKED SECURITIES – 0.1%
Home Equity Loans - Floating Rate – 0.1%
GSAA Trust Series 2006-5, Class 2A3 0.451%, 3/25/36(e)		415	282,624

AB UNCONSTRAINED BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(h)(j)	U.S.$	3	$	– 0	–

Total Asset-Backed Securities (cost $301,037)				282,624

BANK LOANS – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
H. J. Heinz Company 3.25%, 6/05/20(e) (cost $196,179)		197		196,783

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.0%
United States – 0.0%
Alameda Corridor Trnsp Auth CA NATL Series 1999C 6.60%, 10/01/29 (cost $112,854)		100		119,651

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Indices – 0.0%
CBOE Volatility Index Expiration: May 2015, Exercise Price: $ 13.00(f)(i)

Total Options Purchased – Puts (premiums paid $29,923)		2,295		28,687

		Principal Amount (000)
EMERGING MARKETS – CORPORATE BONDS – 0.0%
Industrial – 0.0%
Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(m) (cost $477,436)		804		28,542

		Shares
COMMON STOCKS – 0.0%
Resolute Forest Products Inc.(f) (cost $0)		48		740

24	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS – 22.2%
Agency Discount Notes – 13.2%
Federal Home Loan Bank Zero Coupon, 5/20/15-7/08/15 (cost $49,795,782)	U.S.$	49,800		$49,797,263

		Shares
Investment Companies – 7.1%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(n)(o) (cost $26,986,527)		26,986,527		26,986,527

		Principal Amount (000)
Governments – Treasuries – 1.8%
Mexico – 1.8%
Mexico Cetes Series BI Zero Coupon, 7/23/15 (cost $7,288,768)	MXN	1,035,500		6,701,930

Time Deposits – 0.1%
BBH, Grand Cayman 0.005%, 5/01/15	JPY	2		15
0.03%, 5/01/15	U.S.$	5		5,372
0.115%, 5/04/15	NOK	– 0	–**	1
1.21%, 5/01/15	AUD	– 0	–**	2
2.60%, 5/01/15	NZD	– 0	–**	– 0	–^
DNB, Oslo (0.195)%, 5/04/15	EUR	70		79,085
Wells Fargo, Grand Cayman 0.08%, 5/01/15	GBP	112		171,482
0.15%, 5/01/15	CAD	40		33,458

Total Time Deposits (cost $282,330)				289,415

Total Short-Term Investments (cost $84,353,407)				83,775,135

Total Investments – 100.5% (cost $386,218,872)				379,794,399
Other assets less liabilities – (0.5)%				(1,720,923)

Net Assets – 100.0%				$378,073,476

AB UNCONSTRAINED BOND FUND •	25

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	288	June 2015	$11,818,572	$11,467,033	$(351,539)
STOXX 600 Bank Futures	261	June 2015	3,034,676	3,114,688	80,012
Sold Contracts
Fed Fund 30day Futures	900	May 2015	374,542,461	374,570,588	(28,127)
Fed Fund 30day Futures	152	December 2015	63,069,212	63,116,716	(47,504)
S&P 500 E-Mini Futures	37	June 2015	3,878,988	3,845,965	33,023
U.S. Long Bond (CBT) Futures	5	June 2015	801,938	797,969	3,969
U.S. T-Note 5 Yr (CBT) Futures	65	June 2015	7,736,016	7,808,633	(72,617)

					$(382,783)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	KRW	8,319,418	USD	7,367	5/15/15	$(391,629)
BNP Paribas SA	USD	1,886	INR	118,365	5/22/15	(32,415)
BNP Paribas SA	IDR	43,985,479	USD	3,374	5/26/15	3,059
BNP Paribas SA	USD	3,525	IDR	43,985,479	5/26/15	(153,688)
BNP Paribas SA	USD	1,638	MXN	25,087	5/28/15	(5,795)
BNP Paribas SA	TWD	59,792	USD	1,927	7/15/15	(26,307)
BNP Paribas SA	USD	1,977	TWD	60,191	7/15/15	(10,477)
Brown Brothers Harriman & Co.	GBP	41	USD	62	6/04/15	(1,828)
Brown Brothers Harriman & Co.	EUR	6,573	USD	7,078	7/22/15	(309,497)
Brown Brothers Harriman & Co.	GBP	80	USD	120	7/22/15	(2,471)
Brown Brothers Harriman & Co.	NOK	7,693	USD	971	7/22/15	(47,886)
Brown Brothers Harriman & Co.	USD	34	CAD	40	7/22/15	(291)
Brown Brothers Harriman & Co.	USD	221	GBP	143	7/22/15	(1,719)
Brown Brothers Harriman & Co.	USD	7	MXN	101	7/23/15	(30)
Citibank, NA	USD	3,971	CAD	4,833	5/15/15	33,589
Citibank, NA	USD	2,291	CAD	2,891	7/15/15	103,338
Citibank, NA	USD	469	JPY	55,901	7/22/15	(718)
Citibank, NA	MXN	103,550	USD	7,215	7/23/15	504,072
Deutsche Bank AG	USD	71,660	CNH	451,992	5/19/15	1,039,691
Deutsche Bank AG	CNH	451,993	USD	71,665	5/20/15	(1,027,344)
Goldman Sachs Bank USA	USD	1,558	BRL	4,664	5/05/15	(10,549)
Goldman Sachs Bank USA	BRL	9,328	USD	3,150	5/05/15	55,190
Goldman Sachs Bank USA	USD	1,523	BRL	4,664	5/05/15	24,504
Goldman Sachs Bank USA	USD	3,662	KRW	4,052,448	5/15/15	117,091
Goldman Sachs Bank USA	USD	1,577	BRL	4,664	6/02/15	(45,418)
Goldman Sachs Bank USA	BRL	24,450	USD	7,783	7/17/15	(126,413)
Goldman Sachs Bank USA	BRL	3,592	USD	1,129	7/22/15	(30,959)
Goldman Sachs Bank USA	GBP	5,250	USD	7,807	7/22/15	(247,627)
HSBC Bank USA	AUD	4,374	USD	3,294	7/15/15	(152,905)

26	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	CAD	12,385	USD	9,910	7/15/15	$(344,730)
HSBC Bank USA	BRL	32,200	USD	11,365	1/05/16	1,491,476
HSBC Bank USA	BRL	34,500	USD	9,834	1/05/16	(744,501)
Morgan Stanley Capital Services LLC	SGD	2,570	USD	1,906	7/15/15	(33,882)
Morgan Stanley Capital Services LLC	GBP	596	USD	887	7/22/15	(26,958)
Morgan Stanley Capital Services LLC	BRL	97,956	USD	32,904	1/06/16	2,877,368
Northern Trust Co.	MXN	117,054	USD	7,551	7/22/15	(34,819)
Royal Bank of Scotland PLC	USD	1,915	IDR	25,471,381	7/15/15	11,293
Royal Bank of Scotland PLC	USD	277	NZD	364	7/22/15	(896)
UBS AG	USD	3,378	AUD	4,352	5/15/15	63,372
UBS AG	USD	1,888	ZAR	22,868	5/28/15	26,354

						$2,538,645

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
CBOE Volatility Index(i)	2,295	$18.00	May 2015	$679,232	$(166,387)
CBOE Volatility Index(i)	1,044	22.00	June 2015	87,653	(88,740)
S&P 500 Index(i)	180	2,120.00	May 2015	384,653	(153,000)

				$1,151,538	$(408,127)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
CBOE Volatility Index(i)	2,295		$14.00	May 2015	$155,972	$(86,062)
Euro STOXX 50 Index	1,000	EUR	3,650.00	September 2015	235,853	(258,928)
S&P 500 Index(i)	99		$2,000.00	June 2015	934,259	(182,655)
S&P 500 Index(i)	48		2,090.00	June 2015	268,654	(213,840)

					$1,594,738	$(741,485)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
OTC -1 Year Interest Rate Swap	EURIBOR	Citibank, NA	0.79%	3/27/17	EUR	17,880	$709,208	$(534,338)
OTC -1 Year Interest Rate Swap	3 Month LIBOR	Goldman Sachs International	2.45	7/07/15		$4,360	165,244	(95,860)

							$874,452	$(630,198)

AB UNCONSTRAINED BOND FUND •	27

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00%	0.64%		$37,500	$(654,357)	$6,090
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64		18,350	(320,199)	(93,781)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64		940	(16,403)	(4,315)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64		14,620	(255,111)	(11,550)
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00	0.64		43,300	(817,471)	(52,529)
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00	0.64		177,830	(3,357,295)	104,436
iTraxx Europe Crossover Series 20, 5 Year Index, 12/20/18*	5.00	1.49	EUR	5,800	(841,924)	(178,834)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	2.71		3,190	(399,405)	(28,265)
iTraxx Europe Senior Financials Series 23, 5 Year Index, 6/20/20*	1.00	0.70		10,160	(183,676)	3,698
Sale Contracts
Morgan Stanley & Co. LLC/(CME)
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	2.14		$1,882	170,733	129,698
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	2.14		1,621	147,058	45,483
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.51		7,838	701,539	238,056
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39		37,050	2,828,372	(10,158)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39		28,460	2,172,618	946

28	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 22 5 Year Index, 6/20/19*	1.00%	0.56%	$940	$17,935	$1,852
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64	32,970	575,310	170,484
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00	0.64	17,670	333,596	17,152
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00	0.64	40,620	766,874	39,429
CDX-NAIG Series 24, 5 Year Index, 6/20/20*	1.00	0.64	134,670	2,542,467	181,807

				$3,410,661	$559,699

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)		$95,100	2/17/17	3 Month LIBOR	0.89%	$358,630
Morgan Stanley & Co. LLC/(CME)		95,100	3/05/17	3 Month LIBOR	0.93	370,807
Morgan Stanley & Co. LLC/(CME)		78,180	2/17/20	1.66%	3 Month LIBOR	(642,338)
Morgan Stanley & Co. LLC/(CME)		78,180	3/05/20	1.76	3 Month LIBOR	(941,898)
Morgan Stanley & Co. LLC/(CME)		28,550	2/17/22	3 Month LIBOR	1.90%	206,407
Morgan Stanley & Co. LLC/(CME)		28,550	3/05/22	3 Month LIBOR	2.02	398,295
Morgan Stanley & Co. LLC/(CME)	EUR	17,320	5/05/25	6 Month EURIBOR	0.67	24,203
Morgan Stanley & Co. LLC/(CME)		6,430	5/05/45	1.03%	6 Month EURIBOR	(30,897)

						$(256,791)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-LCDX.NA Series 20, 5 Year Index, 6/20/18*	2.50%	1.13%	$8,736	$(380,359)	$(183,695)	$(196,664)

AB UNCONSTRAINED BOND FUND •	29

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC:
Republic of Korea, 7.125% 4/16/19, 6/20/20*	1.00%	0.49%		$21,100	$(563,370)	$(461,648)	$(101,722)
Tyson Foods, Inc., 4.500% 6/15/22, 3/20/20*	1.00	0.66		940	(15,543)	(11,781)	(3,762)
Citibank, NA:
iTraxx Japan Series 23, 5 Year Index, 6/20/20*	1.00	0.50	JPY	3,880,000	(855,823)	(849,189)	(6,634)
Raytheon Company, 7.200% 8/15/27, 6/20/20*	1.00	0.18		$940	(40,058)	(39,126)	(932)
The Procter & Gamble Company, 1.600% 11/15/18, 9/20/19*	1.00	0.12		940	(36,868)	(29,437)	(7,431)
Credit Suisse International:
BellSouth Corporation, 6.550% 6/15/34, 9/20/19*	1.00	0.52		7,520	(161,156)	(161,930)	774
Black & Decker Corp., 5.750% 11/15/16, 6/20/16*	1.00	0.04		500	(2,346)	(4,903)	2,557
Deere & Company, 4.375% 10/16/19, 9/20/19*	1.00	0.25		940	(33,768)	(28,817)	(4,951)
Hershey Co., 6.950% 8/15/12, 6/20/16*	1.00	0.06		500	(7,274)	(4,095)	(3,179)
Starwood Hotels & Resorts Worldwide, Inc., 6.750% 5/15/18, 6/20/20*	1.00	0.90		940	(5,921)	(12,818)	6,897
Time Warner Inc., 5.875% 11/15/16, 6/20/20*	1.00	0.36		940	(31,027)	(26,850)	(4,177)
UPS-America Inc., 8.375% 4/1/30, 6/20/20*	1.00	0.18		940	(39,855)	(38,882)	(973)
Deutsche Bank AG:
21st Century Fox America, Inc., 7.250% 5/18/18, 9/20/19*	1.00	0.19		940	(36,148)	(22,693)	(13,455)

30	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Dominion Resources, Inc., 6.400% 6/15/18, 9/20/19*	1.00%	0.27%		$940	$(32,671)	$(26,758)	$(5,913)
iTraxx Australia Series 23, 5 Year Index, 6/20/20*	1.00	0.88		134,670	(918,179)	(488,757)	(429,422)
Lloyds Bank PLC, 3.375% 4/20/15, 9/20/19*	1.00	0.52	EUR	5,358	(132,615)	(139,491)	6,876
Lloyds Bank PLC, 3.375% 4/20/15, 9/20/19*	1.00	0.52		712	(17,619)	(16,905)	(714)
Goldman Sachs International:
IBM Corp., 5.700% 9/14/17, 9/20/19*	1.00	0.37		$940	4,618	(23,931)	28,549
Motorola Solutions, Inc., 6.000% 11/15/17, 9/20/19*	1.00	0.85		940	(10,921)	(427)	(10,494)
United Mexican States, 5.950% 3/19/19, 12/20/19*	1.00	1.12		32,970	161,777	(181,866)	343,643
JPMorgan Chase Bank, NA:
Avnet, Inc., 4.875% 12/1/22, 9/20/19*	1.00	0.65		940	(16,844)	(1,983)	(14,861)
Ford Motor Credit Company LLC, 5.000% 5/15/18, 9/20/19*	5.00	0.65		940	(179,869)	(167,592)	(12,277)
Viacom Inc., 6.875% 4/30/36, 9/20/19*	1.00	0.50		940	(23,220)	(22,259)	(961)
Wal-Mart Stores, Inc., 5.875% 4/5/27, 9/20/19*	1.00	0.11		940	(39,263)	(33,836)	(5,427)
Weyerhaeuser Company, 7.125% 7/15/23, 3/20/20*	1.00	0.42		940	(26,636)	(24,288)	(2,348)
Morgan Stanley Capital Services LLC:
Caterpillar Inc., 1.500% 6/26/17, 9/20/19*	1.00	0.37		940	(28,604)	(22,354)	(6,250)

AB UNCONSTRAINED BOND FUND •	31

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CBS Corporation, 4.625% 5/15/18, 12/20/19*	1.00%	0.49%		$940	$(24,524)	$(16,271)	$(8,253)
Coca-Cola Co., 5.750% 3/15/11, 6/20/16*	1.00	0.06		500	(7,312)	(4,838)	(2,474)
Credit Suisse Group Ltd., 5.000% 7/29/19, 3/20/20*	1.00	0.66	EUR	6,770	(132,354)	(171,129)	38,775
Eastman Chemical Company, 7.600% 2/1/27, 6/20/20*	1.00	0.75		$940	(12,845)	(10,195)	(2,650)
Target Corp., 5.375% 5/1/17, 6/20/16*	1.00	0.05		500	(7,342)	(3,789)	(3,553)
Sale Contracts
Bank of America, NA:
Anadarko Petroleum Corp., 6.950% 6/15/19, 9/20/19*	1.00	0.56		940	18,317	24,667	(6,350)
Cardinal Health, Inc., 1.900% 6/15/17, 9/20/19*	1.00	0.17		940	34,669	22,842	11,827
Directv Holdings LLC/Directv, 5.000% 3/1/21, 9/20/19*	1.00	0.43		940	23,865	18,145	5,720
Expedia, Inc., 7.456% 8/15/18, 9/20/19*	1.00	0.63		940	15,111	(7,691)	22,802
Genworth Holdings, Inc., 6.515% 5/22/18, 6/20/20*	5.00	3.23		300	26,019	13,630	12,389
Simon Property Group LP, 4.375% 3/1/21, 3/20/20*	1.00	0.39		940	27,958	26,099	1,859
Barclays Bank PLC:
Assured Guaranty Municipal Corp., 6.11% 6/29/15, 6/20/20*	5.00	3.67		300	19,691	24,342	(4,651)
Sherwin-Williams Co. (The), 7.375% 2/1/27, 3/20/20*	1.00	0.20		940	37,050	35,719	1,331
United Mexican States, 5.950% 3/19/19, 12/20/19*	1.00	1.12		14,620	(71,737)	(103,080)	31,343

32	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United Mexican States, 5.950% 3/19/19, 12/20/19*	1.00%	1.12%	$18,350	$(90,038)	$(88,458)	$(1,580)
Citibank, NA:
Darden Restaurants, Inc., 6.450% 10/15/17, 12/20/19*	1.00	0.80	940	8,228	(19,954)	28,182
Kohl’s Corp., 6.250% 12/15/17, 12/20/19*	1.00	0.59	940	17,703	– 0	–	17,703
Nabors Industries, Inc., 6.150% 2/15/18, 6/20/20*	1.00	2.58	300	(21,838)	(36,987)	15,149
Quest Diagnostics, Inc., 6.950% 7/1/37, 3/20/20*	1.00	0.70	940	14,000	5,643	8,357
Reynolds American Inc., 3.250% 11/1/22, 6/20/20*	1.00	0.51	940	23,873	23,968	(95)
Safeway, Inc., 7.250% 2/1/31, 6/20/20*	1.00	2.39	300	(19,479)	(26,966)	7,487
Staples, Inc., 2.750% 1/12/18, 3/20/20*	1.00	1.49	940	(22,174)	(27,277)	5,103
Staples, Inc., 2.750% 1/12/18, 6/20/20*	1.00	1.64	300	(8,958)	(13,150)	4,192
Weatherford International LLC, 6.800% 6/15/37, 6/20/20*	1.00	2.41	300	(19,405)	(28,649)	9,244
Credit Suisse International:
AT&T, Inc., 1.600% 2/15/17, 9/20/19*	1.00	0.53	7,520	175,693	187,962	(12,269)
Avon Products, Inc., 6.500% 3/1/19, 6/20/20*	1.00	5.66	300	(59,355)	(57,138)	(2,217)
Boston Scientific Corp., 2.650% 10/1/18, 6/20/20*	1.00	0.47	940	28,149	21,147	7,002
CDX-CMBX.NA.BBB 6.00%, 5/11/63*	3.00	2.83	32,215	361,565	536,701	(175,136)
Freeport-McMoran Inc., 3.550% 3/1/22, 6/20/20*	1.00	2.26	300	(17,510)	(23,416)	5,906
Teck Resources Limited, 3.150% 1/15/17, 6/20/20*	1.00	2.51	300	(21,025)	(24,896)	3,871
Transocean Inc., 7.375% 4/15/18, 6/20/20*	1.00	6.77	300	(70,095)	(69,743)	(352)

AB UNCONSTRAINED BOND FUND •	33

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG:
Marriott International, Inc., 3.000% 3/1/19, 9/20/19*	1.00%	0.35%	$940	$27,015	$23,482	$3,533
Goldman Sachs International:
Computer Sciences Corp., 6.500% 3/15/18, 3/20/20*	1.00	0.94	940	2,658	(3,013)	5,671
Nabors Industries, Inc., 6.150% 2/15/18, 6/20/20*	1.00	2.58	940	(68,426)	(95,392)	26,966
Southwest Airlines Co., 5.125% 3/1/17, 12/20/19*	1.00	0.52	940	20,751	25,252	(4,501)
Target Corporation, 5.375% 5/1/17, 6/20/20*	1.00	0.22	940	38,030	38,638	(608)
Morgan Stanley Capital Services LLC:
Transocean, Inc., 7.375% 4/15/18, 3/20/20*	1.00	6.60	940	(207,928)	(204,746)	(3,182)
Valero Energy Corp., 8.750% 6/15/30, 3/20/20*	1.00	0.89	940	5,101	(17,172)	22,273

				$(3,426,461)	$(3,052,024)	$(374,437)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	377,500	8/01/16	0.51%	6 Month LIBOR	$(17,207)
Citibank, NA	BRL	118,800	1/02/17	BRL CDI	13.03%	(85,892)
Citibank, NA		109,560	1/02/17	BRL CDI	13.27	(53,037)
Citibank, NA		62,600	1/02/21	12.44%	BRL CDI	127,492
Citibank, NA		44,860	1/04/21	12.34	BRL CDI	139,833
JPMorgan Chase Bank, NA		$650	4/20/20	3.74	3 Month LIBOR	(68,779)
JPMorgan Chase Bank, NA		950	4/26/20	3.77	3 Month LIBOR	(101,683)

						$(59,273)

34	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Euro STOXX 50 Index	30,009	—	EUR	3,160	12/18/20	$(53,913)
JPMorgan Chase Bank, NA
Euro STOXX 50 Index	30,009	—		3,211	12/18/20	(111,195)
Pay Total Return on Reference Obligation
Citibank, NA
Euro STOXX 50 Index	30,009	—		3,337	12/15/17	(57,283)
JPMorgan Chase Bank, NA
Euro STOXX 50 Index	30,009	—		3,376	12/15/17	(13,478)

						$(235,869)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price		Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
S&P 500 Index 6/19/15*		$13.00		$264	$54,096	$—	$54,096
Societe Generale:
FTSE 100 Index 5/15/15*	GBP	16.35	GBP	441	226,355	—	226,355
Russell 2000 Index 5/15/15*		$15.00		$304	140,520	—	140,520
S&P 500 Index 9/18/15*		16.68		1,353	(5,310)	—	(5,310)
S&P 500 Index 9/18/15*		17.10		1,387	(81,980)	—	(81,980)
Sale Contracts
Citibank, NA:
S&P 500 Index 6/19/15*		13.70		293	(41,451)	—	(41,451)
Deutsche Bank AG:
USD/GBP 5/15/15*	GBP	12.60	GBP	848	(225,807)	—	(225,807)
Societe Generale:
Russel 2000 Index 5/15/15*		$15.70		$333	(113,603)	—	(113,603)
S&P 500 Index 9/18/15*		17.25		1,448	100,119	—	100,119
S&P 500 Index 9/18/15*		17.75		1,495	189,343	—	189,343

					$242,282	$—	$242,282

*	Termination date

**	Principal amount less than 500.

^	Amount less than $0.50.

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for exchange-traded derivatives.

AB UNCONSTRAINED BOND FUND •	35

Portfolio of Investments

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $25,859,399 or 6.8% of net assets.

(e)	Floating Rate Security. Stated interest rate was in effect at April 30, 2015.

(f)	Non-income producing security.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in addi-tional debt securities. Rates shown are the rates in effect at April 30, 2015.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.45% of net assets as of April 30, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Dominican Republic International Bond 15.95%, 6/04/21	6/04/11	$756,207	$770,774		0.20%
Golden Energy Offshore Services AS 8.60%, 5/28/17	10/31/14	1,148,706	899,575		0.24%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	3,301	– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14	477,436	28,542		0.01%

(i)	One contract relates to 100 shares.

(j)	Fair valued by the Adviser.

(k)	Illiquid security.

(l)	Variable rate coupon, rate shown as of April 30, 2015.

(m)	Security is in default and is non-income producing.

(n)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNH – Chinese Yuan Renminbi (Offshore)

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

36	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

NOK – Norwegian Krone

NZD – New Zealand Dollar

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-LCDX.NA – North American Loan Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CFC – Customer Facility Charge

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NATL – National Interstate Corporation

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	37

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $359,232,345)	$352,807,872
Affiliated issuers (cost $26,986,527)	26,986,527
Cash	3,581
Cash collateral due from broker	3,178,595
Unrealized appreciation on forward currency exchange contracts	6,350,397
Dividends and interest receivable	2,217,438
Receivable for capital stock sold	1,764,250
Receivable for investment securities sold	1,385,575
Upfront premiums paid on credit default swaps	1,028,237
Unrealized appreciation on variance swaps	710,433
Unrealized appreciation on credit default swaps	685,981
Unrealized appreciation on interest rate swaps	267,325
Receivable for terminated credit default swaps	38,277

Total assets	397,424,488

Liabilities
Payable for investment securities purchased and foreign currency transactions	5,839,193
Upfront premiums received on credit default swaps	4,080,261
Unrealized depreciation on forward currency exchange contracts	3,811,752
Options written, at value (premiums received $3,620,728)	1,779,810
Unrealized depreciation on credit default swaps	1,060,418
Payable for capital stock redeemed	710,234
Unrealized depreciation on variance swaps	468,151
Unrealized depreciation on interest rate swaps	326,598
Payable for variation margin on exchange-traded derivatives	263,208
Cash collateral due to broker	260,000
Unrealized depreciation on total return swaps	235,869
Dividends payable	155,725
Advisory fee payable	108,083
Distribution fee payable	38,721
Administrative fee payable	19,464
Transfer Agent fee payable	6,327
Due to Custodian	6,295
Accrued expenses and other liabilities	180,903

Total Liabilities	19,351,012

Net Assets	$378,073,476

Composition of Net Assets
Capital stock, at par	$43,468
Additional paid-in capital	381,959,874
Undistributed net investment income	558,071
Accumulated net realized loss on investment and foreign currency transactions	(2,090,535)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(2,397,402)

$378,073,476

See notes to financial statements.

38	• AB UNCONSTRAINED BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$59,106,408	6,789,544	$8.71	*

B	$578,389	66,381	$8.71

C	$27,736,627	3,186,159	$8.71

Advisor	$244,395,300	28,103,053	$8.70

R	$1,132,371	130,281	$8.69

K	$264,877	30,376	$8.72

I	$44,709,095	5,144,835	$8.69

Z	$150,409	17,318	$8.69

*	The maximum offering price per share for Class A shares was $9.10, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Interest	$5,078,900
Dividends
Unaffiliated issuers	320,401
Affiliated issuers	13,200
Other income	11,313	$5,423,814

Expenses
Advisory fee (see Note B)	927,205
Distribution fee—Class A	91,912
Distribution fee—Class B	3,441
Distribution fee—Class C	123,989
Distribution fee—Class R	2,555
Distribution fee—Class K	314
Transfer agency—Class A	18,960
Transfer agency—Class B	213
Transfer agency—Class C	7,839
Transfer agency—Advisor Class	74,290
Transfer agency—Class R	1,329
Transfer agency—Class K	187
Transfer agency—Class I	24,626
Transfer agency—Class Z	10
Custodian	74,618
Registration fees	64,298
Audit and tax	63,982
Administrative	28,970
Directors’ fees	27,923
Printing	23,736
Legal	21,244
Miscellaneous	43,684

Total expenses	1,625,325
Less: expenses waived and reimbursed by the Adviser (see Note B)	(285,170)

Net expenses		1,340,155

Net investment income		4,083,659

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(8,401,047)
Swaps		448,582
Futures		1,092,128
Options written		9,114,006
Foreign currency transactions		4,202,356
Net change in unrealized appreciation/depreciation on:
Investments		(3,586,131)
Swaps		1,048,304
Futures		(248,806)
Options written		(1,810,000)
Foreign currency denominated assets and liabilities		1,258,714

Net gain on investment and foreign currency transactions		3,118,106

Net Increase in Net Assets from Operations		$7,201,765

See notes to financial statements.

40	• AB UNCONSTRAINED BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,083,659	$6,939,002
Net realized gain (loss) on investment and foreign currency transactions	6,456,025	(6,646,369)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(3,337,919)	4,218,329

Net increase in net assets from operations	7,201,765	4,510,962
Dividends to Shareholders from
Net investment income
Class A	(894,534)	(861,917)
Class B	(7,568)	(5,195)
Class C	(281,662)	(104,587)
Advisor Class	(3,768,186)	(3,413,413)
Class R	(13,152)	(7,756)
Class K	(3,590)	(2,592)
Class I	(687,870)	(603,759)
Class Z	(1,835)	– 0	–
Capital Stock Transactions
Net increase	3,287,225	126,721,807

Total increase	4,830,593	126,233,550
Net Assets
Beginning of period	373,242,883	247,009,333

End of period (including undistributed net investment income of $558,071 and $2,132,809, respectively)	$378,073,476	$373,242,883

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	41

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Unconstrained Bond Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Unconstrained Bond Fund, Inc. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective November 4, 2014, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

42	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at

AB UNCONSTRAINED BOND FUND •	43

Notes to Financial Statements

4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or

44	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB UNCONSTRAINED BOND FUND •	45

Notes to Financial Statements

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$162,320,895		$	– 0	–	$162,320,895
Inflation-Linked Securities		– 0	–	38,642,764			– 0	–	38,642,764
Corporates – Non-Investment Grade		– 0	–	28,581,811			949,075		29,530,886
Collateralized Mortgage Obligations		– 0	–	– 0	–		24,187,891		24,187,891
Corporates – Investment Grade		– 0	–	24,093,313			– 0	–	24,093,313
Commercial Mortgage-Backed Securities		– 0	–	2,360,068			3,662,547		6,022,615
Quasi-Sovereigns		– 0	–	3,804,250			– 0	–	3,804,250
Emerging Markets – Sovereigns		– 0	–	1,896,837			– 0	–	1,896,837
Options Purchased – Calls		– 0	–	1,846,802			– 0	–	1,846,802
Whole Loan Trusts		– 0	–	– 0	–		1,651,376		1,651,376
Emerging Markets – Treasuries		– 0	–	– 0	–		770,774		770,774
Governments – Sovereign Bonds		– 0	–	593,834			– 0	–	593,834
Asset-Backed Securities		– 0	–	– 0	–		282,624	^	282,624
Bank Loans		– 0	–	– 0	–		196,783		196,783
Local Governments – Municipal Bonds		– 0	–	119,651			– 0	–	119,651
Options Purchased – Puts		– 0	–	28,687			– 0	–	28,687
Emerging Markets – Corporate Bonds		– 0	–	28,542			– 0	–	28,542
Common Stocks		740		– 0	–		– 0	–	740
Short-Term Investments:
Agency Discount Notes		– 0	–	49,797,263			– 0	–	49,797,263
Investment Companies		26,986,527		– 0	–		– 0	–	26,986,527
Governments – Treasuries		– 0	–	6,701,930			– 0	–	6,701,930
Time Deposits		– 0	–	289,415			– 0	–	289,415

Total Investments in Securities		26,987,267		321,106,062			31,701,070		379,794,399

46	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Credit Default Swaps	$	– 0	–	$685,981	$	– 0	–	$685,981
Centrally Cleared Credit Default Swaps		– 0	–	939,131		– 0	–	939,131 †
Centrally Cleared Interest Rate Swaps		– 0	–	1,358,342		– 0	–	1,358,342 †
Interest Rate Swaps		– 0	–	267,325		– 0	–	267,325
Futures		36,992		80,012		– 0	–	117,004 †
Forward Currency Exchange Contracts		– 0	–	6,350,397		– 0	–	6,350,397
Variance Swaps		– 0	–	710,433		– 0	–	710,433
Liabilities
Credit Default Swaps		– 0	–	(1,060,418)		– 0	–	(1,060,418)
Centrally Cleared Credit Default Swaps		– 0	–	(379,432)		– 0	–	(379,432)†
Centrally Cleared Interest Rate Swaps		– 0	–	(1,615,133)		– 0	–	(1,615,133)†
Interest Rate Swaps		– 0	–	(326,598)		– 0	–	(326,598)
Futures		(148,248)		(351,539)		– 0	–	(499,787)†
Forward Currency Exchange Contracts		– 0	–	(3,811,752)		– 0	–	(3,811,752)
Total Return Swaps		– 0	–	(235,869)		– 0	–	(235,869)
Variance Swaps		– 0	–	(468,151)		– 0	–	(468,151)
Call Options Written		– 0	–	(408,127)		– 0	–	(408,127)
Put Options Written		– 0	–	(741,485)		– 0	–	(741,485)
Interest Rate Swaptions Written		– 0	–	(630,198)		– 0	–	(630,198)

Total#		$26,876,011		$321,468,981		$31,701,070		$380,046,062

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation on exchange-traded derivatives as reported in the portfolio of investments.

#	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

AB UNCONSTRAINED BOND FUND •	47

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade		Collateralized Mortgage Obligations		Commercial Mortgage- Backed Securities		Emerging Markets - Sovereigns
Balance as of 10/31/14	$1,223,310		$19,971,463		$3,661,581			$17,757,640
Accrued discounts/(premiums)	3,138		61,422		(132)			38,929
Realized gain (loss)	– 0	–	(85,260)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(277,373)		542,819		1,098			(196,569)
Purchases	– 0	–	5,987,592		– 0	–		– 0	–
Sales/Paydowns	– 0	–	(2,290,145)		– 0	–		(17,600,000)
Transfers into Level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 4/30/15	$949,075		$24,187,891		$3,662,547		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15**	$(277,373)		$531,776		$1,098		$	– 0	–

	Whole Loan Trusts		Emerging Markets - Treasuries		Asset- Backed Securities^		Bank Loans
Balance as of 10/31/14	$1,368,212		$762,874		$298,483			$294,330
Accrued discounts/(premiums)	3,329		(4,071)		4,472			42
Realized gain (loss)	7,842		– 0	–	4,851			192
Change in unrealized appreciation/depreciation	(207,882)		11,971		(8,357)			1,931
Purchases	529,912		– 0	–	– 0	–		– 0	–
Sales/Paydowns	(50,037)		– 0	–	(16,825)			(99,712)
Transfers into Level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 4/30/15	$1,651,376		$770,774		$282,624			$196,783

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15**	$(207,882)		$11,971		$(8,357)			$1,931

	Total
Balance as of 10/31/14	$45,337,893
Accrued discounts/(premiums)	107,129
Realized gain (loss)	(72,375)
Change in unrealized appreciation/depreciation	(132,362)
Purchases	6,517,504
Sales/Paydowns	(20,056,719)
Transfers into Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 4/30/15	$31,701,070

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15**	$53,164

48	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

^	The Fund held securities with zero market value at period end.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2015. Securities priced by third party vendors or using prior transaction, which approximates fair value, are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/15			Valuation Technique	Unobservable Input	Range/ Weighted Average
Whole Loan Trusts		$1,125,806		Projected Cashflow	Level Yield	13.45%/ N/A
		$525,570		Market Approach	Underlying NAV of the Collateral	$99.18/ N/A
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00/ N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB UNCONSTRAINED BOND FUND •	49

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

50	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited. As of April 30, 2015, the Fund did not hold repurchase agreements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement extends through January 29, 2016 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2015, such reimbursements/waivers amounted to $285,170.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2015, the reimbursement for such services amounted to $28,970.

AB UNCONSTRAINED BOND FUND •	51

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $35,516 for the six months ended April 30, 2015.

For the six months ended April 30, 2015, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,076 from the sale of Class A shares and received $5,011, $7 and $1,230 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$ 13,551	$237,930	$224,494	$26,987	$13

Brokerage commissions paid on investment transactions for the six months ended April 30, 2015 amounted to $157,296, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to

52	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,337,304, $2,126,471, $39,282 and $13,256 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$116,280,077	$141,085,230
U.S. government securities	31,335,685	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, options written, swaps and futures) are as follows:

Gross unrealized appreciation	$5,411,569
Gross unrealized depreciation	(11,836,042)

Net unrealized depreciation	$(6,424,473)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purpose”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

AB UNCONSTRAINED BOND FUND •	53

Notes to Financial Statements

foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

54	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2015, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

AB UNCONSTRAINED BOND FUND •	55

Notes to Financial Statements

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2015, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2015, the Fund held written options for hedging and non-hedging purposes.

For the six months ended April 30, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	136,353,143		$5,975,185
Options written	30,764,504		5,802,645
Options expired	(167,063,472)		(6,805,625)
Options bought back	(47,214)		(2,225,929)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/15	6,961		$2,746,276

For the six months ended April 30, 2015, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/14	$141,181,348		$2,377,307
Swaptions written	374,322,181		2,768,542
Swaptions expired	(377,612,800)		(2,979,532)
Swaptions bought back	(113,454,172)		(1,291,865)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 4/30/15	$24,436,557		$874,452

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified

56	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or

AB UNCONSTRAINED BOND FUND •	57

Notes to Financial Statements

losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2015, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

58	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2015, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $225,930,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended April 30, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2015, the Fund held total return swaps for hedging and non-hedging purposes.

AB UNCONSTRAINED BOND FUND •	59

Notes to Financial Statements

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2015, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

60	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

At April 30, 2015 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$267,325		Unrealized depreciation on interest rate swaps	$326,598

Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,362,311	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,763,381	*

Interest rate contracts				Options written, at value	630,198

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	6,350,397		Unrealized depreciation on forward currency exchange contracts	3,811,752

Foreign exchange contracts				Unrealized depreciation on variance swaps	225,807

Credit contracts	Unrealized appreciation on credit default swaps	685,981		Unrealized depreciation on credit default swaps	1,060,418

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	939,131	*	Receivable/Payable for variation margin on exchange-traded derivatives	379,432	*

Equity contracts	Unrealized appreciation on variance swaps	710,433		Unrealized depreciation on variance swaps	242,344

Equity contracts				Unrealized depreciation on total return swaps	235,869

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	113,035	*	Receivable/Payable for variation margin on exchange-traded derivatives	351,539	*

Equity contracts	Investment in securities, at value	1,875,489		Options written, at value	1,149,612

Total		$12,304,102			$10,176,950

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

AB UNCONSTRAINED BOND FUND •	61

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(591,965)		$451,273

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(188,786)		(68,657)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(2,458,008)		722,572

Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	3,471,437		(403,386)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	9,521,252		568,871

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(310,279)		106,731

Foreign exchange contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	– 0	–	(225,807)

62	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$346,632	$(64,542)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(1,753,602)	1,060,998

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	759,762	797,561

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	1,953,455	(1,705,831)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	280,785	25,277

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	1,280,914	(180,149)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(5,006,547)	1,131,349

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	3,342,482	363,759

Total		$10,647,532	$2,580,019

AB UNCONSTRAINED BOND FUND •	63

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2015:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$260,364,946
Average notional amount of sale contracts	$288,332,683

Centrally Cleared Interest Rate Swaps:
Average notional amount	$171,578,051

Credit Default Swaps:
Average notional amount of buy contracts	$296,382,868
Average notional amount of sale contracts	$67,783,571

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$145,270,786
Average principal amount of sale contracts	$251,194,290

Futures:
Average notional amount of buy contracts	$8,011,960
Average notional amount of sale contracts	$259,730,890

Interest Rate Swaps:
Average notional amount	$63,287,624

Total Return Swaps:
Average notional amount	$11,721,984

Variance Swaps:
Average notional amount	$4,934,542

Purchased Options:
Average monthly cost	$4,581,869

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and derivative liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$1,724,497	$(1,138,980)	$	– 0	–	$	– 0	–	$585,517

Total	$1,724,497	$(1,138,980)	$	– 0	–	$	– 0	–	$585,517

64	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, N.A.	$296,931	$(296,931)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	56,741	(56,741)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	3,059	(3,059)	– 0	–	– 0	–	– 0	–
Citibank, N.A.	1,026,224	(1,026,224)	– 0	–	– 0	–	– 0	–
Credit Suisse International	565,407	(449,332)	– 0	–	– 0	–	116,075
Deutsche Bank AG	1,066,706	(1,066,706)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	424,619	(424,619)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	1,491,476	(1,242,136)	– 0	–	– 0	–	249,340
Morgan Stanley Capital Services LLC	2,882,469	(481,749)	– 0	–	– 0	–	2,400,720
Royal Bank of Scotland PLC	11,293	(896)	– 0	–	– 0	–	10,397
Societe Generale	656,337	(200,893)	(260,000)	– 0	–	195,444
UBS AG	89,726	– 0	–	– 0	–	– 0	–	89,726

Total	$8,570,988	$(5,249,286)	$(260,000)	$	– 0	–	$3,061,702	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman, Sachs & Co.**	$14,912	$	– 0	–	$(14,912)	$	– 0	–	$	– 0	–
Morgan Stanley & Co. LLC**	1,138,980	(1,138,980)	– 0	–	– 0	–	– 0	–

Total	$1,153,892	$(1,138,980)	$(14,912)	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, N.A.	$639,287	$(296,931)	$	– 0	–	$(112,362)	$229,994
Barclays Bank PLC	740,688	(56,741)	– 0	–	(683,947)	– 0	–
BNP Paribas SA	620,311	(3,059)	– 0	–	– 0	–	617,252
Brown Brothers Harriman & Co.	363,722	– 0	–	– 0	–	– 0	–	363,722
Citibank, N.A.	1,868,442	(1,026,224)	– 0	–	(842,218)	– 0	–
Credit Suisse International	449,332	(449,332)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	2,390,383	(1,066,706)	– 0	–	(1,003,596)	320,081
Goldman Sachs Bank USA/Goldman
Sachs International	636,173	(424,619)	– 0	–	– 0	–	211,554
HSBC Bank USA	1,242,136	(1,242,136)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, N.A.	580,967	– 0	–	– 0	–	(580,967)	– 0	–
Morgan Stanley Capital Services LLC	481,749	(481,749)	– 0	–	– 0	–	– 0	–

AB UNCONSTRAINED BOND FUND •	65

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Northern Trust Co.	$34,819	$	– 0	–	$	– 0	–	$	– 0	–	$34,819
Royal Bank of Scotland PLC	896		(896)			– 0	–		– 0	–	– 0	–
Societe Generale	200,893		(200,893)			– 0	–		– 0	–	– 0	–

Total	$10,249,798		$(5,249,286)		$	– 0	–		$(3,223,090)		$1,777,422	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements on exchange-traded derivatives outstanding at April 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the six months ended April 30, 2015, the Fund had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in

66	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2015, the Fund had no unfunded loan commitments outstanding or bridge loan commitments outstanding.

During the six months ended April 30, 2015, the Fund received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class A
Shares sold	1,169,012	3,801,414	$10,169,959	$33,219,226

Shares issued in reinvestment of dividends	70,426	57,790	611,797	504,466

Shares converted from Class B	14,328	39,747	125,077	346,769

Shares redeemed	(1,660,783)	(5,221,056)	(14,477,567)	(45,517,956)

Net decrease	(407,017)	(1,322,105)	$(3,570,734)	$(11,447,495)

AB UNCONSTRAINED BOND FUND •	67

Notes to Financial Statements

Shares	Amount
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class B
Shares sold	1,431	12,919	$12,524	$112,395

Shares issued in reinvestment of dividends	785	519	6,825	4,534

Shares converted to Class A	(14,316)	(39,731)	(125,077)	(346,769)

Shares redeemed	(16,941)	(40,193)	(147,056)	(350,724)

Net decrease	(29,041)	(66,486)	$(252,784)	$(580,564)

Class C
Shares sold	1,065,751	868,703	$9,256,748	$7,579,382

Shares issued in reinvestment of dividends	24,482	8,432	212,676	73,403

Shares redeemed	(288,834)	(647,434)	(2,516,248)	(5,646,157)

Net increase	801,399	229,701	$6,953,176	$2,006,628

Advisor Class
Shares sold	6,673,732	21,903,391	$58,087,631	$190,488,326

Shares issued in reinvestment of dividends	247,518	220,079	2,150,013	1,917,421

Shares redeemed	(7,509,872)	(10,039,377)	(65,317,990)	(87,289,206)

Net increase (decrease)	(588,622)	12,084,093	$(5,080,346)	$105,116,541

Class R
Shares sold	47,119	19,101	$408,500	$166,216

Shares issued in reinvestment of dividends	1,517	890	13,151	7,748

Shares redeemed	(11,000)	(32,642)	(95,667)	(282,150)

Net increase (decrease)	37,636	(12,651)	$325,984	$(108,186)

Class K
Shares sold	1,724	25,689	$15,045	$224,729

Shares issued in reinvestment of dividends	396	281	3,450	2,456

Shares redeemed	– 0	–	(3,279)	– 0	–	(28,526)

Net increase	2,120	22,691	$18,495	$198,659

68	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class I
Shares sold	467,786	3,948,247	$4,056,209	$33,972,831

Shares issued in reinvestment of dividends	79,255	69,261	687,618	603,415

Shares redeemed	(10)	(347,719)	(90)	(3,040,022)

Net increase	547,031	3,669,789	$4,743,737	$31,536,224

Class Z*
Shares sold	17,421		$150,606

Shares issued in reinvestment of dividends	193		1,673

Shares redeemed	(296)		(2,582)

Net increase	17,318		$149,697

*	Commenced distributions on November 4, 2014.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune

AB UNCONSTRAINED BOND FUND •	69

Notes to Financial Statements

times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

70	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$4,999,219		$4,490,491

Total taxable distributions	4,999,219		4,490,491
Tax return of capital	– 0	–	2,078,126

Total distributions paid	$4,999,219		$6,568,617

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,115,301
Accumulated capital and other losses	(8,692,972	)(a)
Unrealized appreciation/(depreciation)	(748,476	)(b)

Total accumulated earnings/(deficit)	$(5,326,147	)(c)

(a)	At October 31, 2014, the Fund had a net capital loss carryforward of $8,378,270. As of October 31, 2014, the cumulative deferred loss on straddles was $314,702.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

AB UNCONSTRAINED BOND FUND •	71

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2014, the Fund had a net capital loss carryforward of $8,378,270 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,177,357	N/A	2017
1,053,051	N/A	2018
1,313,588	N/A	2019
4,834,274	$– 0 –	No Expiration

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

72	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 8.67		$ 8.68		$ 9.09		$ 8.33		$ 8.50		$ 8.10

Income From Investment Operations
Net investment income(a)	.09	(b)	.16	(b)	.06	(b)	.11	(b)	.25	(b)	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		(.06)		(.02)		.76		(.13)		.39

Net increase in net asset value from operations	.17		.10		.04		.87		.12		.63

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.11)		(.34)		(.11)		(.29)		(.23)
Tax return of capital	– 0	–	– 0	–	(.11)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)		(.11)		(.45)		(.11)		(.29)		(.23)

Net asset value, end of period	$ 8.71		$ 8.67		$ 8.68		$ 9.09		$ 8.33		$ 8.50

Total Return
Total investment return based on net asset value(c)	1.80%		1.11%		0.46%		10.49	%*	1.37	%*	7.88	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,106		$62,396		$73,922		$51,931		$38,970		$42,733
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90	%(f)	.90%		.90%		.91%		.90%		.90	%**
Expenses, before waivers/reimbursements(e)	1.05	%(f)	1.06%		1.19%		1.45%		1.44%		1.55	%**
Net investment income	1.99	%(b)(f)	1.81	%(b)	.68	%(b)	1.31	%(b)	2.98	%(b)	2.83	%**
Portfolio turnover rate	54%		161%		301%		128%		78%		54%

See footnote summary on page 81.

AB UNCONSTRAINED BOND FUND •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 8.68		$ 8.68		$ 9.10		$ 8.34		$ 8.51		$ 8.11

Income From Investment Operations
Net investment income(a)	.05	(b)	.10	(b)	.00	(b)(d)	.07	(b)	.17	(b)	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		(.05)		(.03)		.75		(.11)		.39

Net increase (decrease) in net asset value from operations	.12		.05		(.03)		.82		.06		.57

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.05)		(.26)		(.06)		(.23)		(.17)
Tax return of capital	– 0	–	– 0	–	(.13)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.09)		(.05)		(.39)		(.06)		(.23)		(.17)

Net asset value, end of period	$ 8.71		$ 8.68		$ 8.68		$ 9.10		$ 8.34		$ 8.51

Total Return
Total investment return based on net asset value(c)	1.44%		0.52%		(0.30)%		9.85	%*	0.66	%*	7.13	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$578		$828		$1,406		$1,774		$2,515		$3,856
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60	%(f)	1.60%		1.60%		1.61%		1.60%		1.60	%**
Expenses, before waivers/reimbursements(e)	1.75	%(f)	1.77%		1.93%		2.20%		2.21%		2.30	%**
Net investment income	1.23	%(b)(f)	1.11	%(b)	.05	%(b)	.77	%(b)	2.06	%(b)	2.15	%**
Portfolio turnover rate	54%		161%		301%		128%		78%		54%

See footnote summary on page 81.

74	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 8.67		$ 8.68		$ 9.10		$ 8.33		$ 8.50		$ 8.10

Income From Investment Operations
Net investment income(a)	.06	(b)	.10	(b)	.00	(b)(d)	.06	(b)	.19	(b)	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		(.06)		(.03)		.77		(.13)		.39

Net increase (decrease) in net asset value from operations	.14		.04		(.03)		.83		.06		.57

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.05)		(.29)		(.06)		(.23)		(.17)
Tax return of capital	– 0	–	– 0	–	(.10)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)		(.05)		(.39)		(.06)		(.23)		(.17)

Net asset value, end of period	$ 8.71		$ 8.67		$ 8.68		$ 9.10		$ 8.33		$ 8.50

Total Return
Total investment return based on net asset value(c)	1.47%		0.42%		(0.31)%		9.99	%*	0.66	%*	7.13	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,737		$20,681		$18,707		$13,128		$11,332		$13,236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60	%(f)	1.60%		1.60%		1.61%		1.60%		1.60	%**
Expenses, before waivers/reimbursements(e)	1.75	%(f)	1.77%		1.89%		2.17%		2.15%		2.26	%**
Net investment income	1.35	%(b)(f)	1.14	%(b)	.04	%(b)	.63	%(b)	2.27	%(b)	2.13	%**
Portfolio turnover rate	54%		161%		301%		128%		78%		54%

See footnote summary on page 81.

AB UNCONSTRAINED BOND FUND •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 8.66		$ 8.67		$ 9.09		$ 8.33		$ 8.49		$ 8.09

Income From Investment Operations
Net investment income(a)	.10	(b)	.19	(b)	.08	(b)	.14	(b)	.32	(b)	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		(.07)		(.02)		.76		(.17)		.39

Net increase in net asset value from operations	.18		.12		.06		.90		.15		.65

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.13)		(.40)		(.14)		(.31)		(.25)
Tax return of capital	– 0	–	– 0	–	(.08)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)		(.13)		(.48)		(.14)		(.31)		(.25)

Net asset value, end of period	$ 8.70		$ 8.66		$ 8.67		$ 9.09		$ 8.33		$ 8.49

Total Return
Total investment return based on net asset value(c)	1.96%		1.42%		0.63%		10.86	%*	1.79	%*	8.21	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$244,395		$248,510		$143,980		$28,989		$46,740		$12,660
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60	%(f)	.60%		.60%		.61%		.60%		.60	%**
Expenses, before waivers/reimbursements(e)	.75	%(f)	.77%		.87%		1.15%		1.14%		1.23	%**
Net investment income	2.32	%(b)(f)	2.14	%(b)	.96	%(b)	1.61	% (b)	3.81	%(b)	3.14	%**
Portfolio turnover rate	54%		161%		301%		128%		78%		54%

See footnote summary on page 81.

76	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 8.65		$ 8.65		$ 9.07		$ 8.31		$ 8.47		$ 8.07

Income From Investment Operations
Net investment income(a)	.08	(b)	.14	(b)	.05	(b)	.10	(b)	.25	(b)	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		(.06)		(.04)		.76		(.14)		.39

Net increase in net asset value from operations	.15		.08		.01		.86		.11		.61

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.08)		(.28)		(.10)		(.27)		(.21)
Tax return of capital	– 0	–	– 0	–	(.15)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.11)		(.08)		(.43)		(.10)		(.27)		(.21)

Net asset value, end of period	$ 8.69		$ 8.65		$ 8.65		$ 9.07		$ 8.31		$ 8.47

Total Return
Total investment return based on net asset value(c)	1.74%		0.98%		0.14%		10.37	%*	1.29	%*	7.68	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,132		$801		$911		$1,156		$871		$516
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.10	%(f)	1.10%		1.10%		1.11%		1.10%		1.10	%**
Expenses, before waivers/reimbursements(e)	1.45	%(f)	1.46%		1.59%		1.84%		1.84%		1.88	%**
Net investment income	1.88	%(b)(f)	1.66	%(b)	.52	%(b)	1.09	%(b)	2.98	%(b)	2.61	%**
Portfolio turnover rate	54%		161%		301%		128%		78%		54%

See footnote summary on page 81.

AB UNCONSTRAINED BOND FUND •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 8.68		$ 8.68		$ 9.10		$ 8.34		$ 8.50		$ 8.10

Income From Investment Operations
Net investment income(a)	.09	(b)	.16	(b)	.07	(b)	.15	(b)	.24	(b)	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		(.05)		(.03)		.73		(.11)		.41

Net increase in net asset value from operations	.16		.11		.04		.88		.13		.64

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.11)		(.32)		(.12)		(.29)		(.24)
Tax return of capital	– 0	–	– 0	–	(.14)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)		(.11)		(.46)		(.12)		(.29)		(.24)

Net asset value, end of period	$ 8.72		$ 8.68		$ 8.68		$ 9.10		$ 8.34		$ 8.50

Total Return
Total investment return based on net asset value(c)	1.90%		1.24%		0.40%		10.58	%*	1.54	%*	8.00	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$265		$245		$48		$46		$120		$205
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85	%(f)	.85%		.85%		.86%		.85%		.85	%**
Expenses, before waivers/reimbursements(e)	1.09	%(f)	1.14%		1.24%		1.48%		1.50%		1.29	%**
Net investment income	2.08	%(b)(f)	1.87	%(b)	.75	%(b)	1.78	%(b)	2.78	%(b)	2.73	%**
Portfolio turnover rate	54%		161%		301%		128%		78%		54%

See footnote summary on page 81.

78	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 8.65		$ 8.66		$ 9.08		$ 8.31		$ 8.48		$ 8.08

Income From Investment Operations
Net investment income(a)	.10	(b)	.18	(b)	.08	(b)	.14	(b)	.28	(b)	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		(.06)		(.02)		.77		(.14)		.40

Net increase in net asset value from operations	.18		.12		.06		.91		.14		.66

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.13)		(.45)		(.14)		(.31)		(.26)
Tax return of capital	– 0	–	– 0	–	(.03)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)		(.13)		(.48)		(.14)		(.31)		(.26)

Net asset value, end of period	$ 8.69		$ 8.65		$ 8.66		$ 9.08		$ 8.31		$ 8.48

Total Return
Total investment return based on net asset value(c)	2.05%		1.42%		0.67%		11.02	%*	1.69	%*	8.26	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,709		$39,782		$8,036		$10		$9		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60	%(f)	.60%		.60%		.61%		.60%		.60	%**
Expenses, before waivers/reimbursements(e)	.81	%(f)	.74%		.80%		1.14%		1.17%		1.18	%**
Net investment income	2.35	%(b)(f)	2.10	%(b)	.92	%(b)	1.65	%(b)	3.35	%(b)	3.13	%**
Portfolio turnover rate	54%		161%		301%		128%		78%		54%

See footnote summary on page 81.

AB UNCONSTRAINED BOND FUND •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
November 4, 2014(g) to April 30, 2015 (unaudited)

Net asset value, beginning of period	$ 8.65

Income From Investment Operations
Net investment income(a)(b)	.11
Net realized and unrealized gain on investment and foreign currency transactions	.07

Net increase in net asset value from operations	.18

Less: Dividends
Dividends from net investment income	(.14)

Net asset value, end of period	$ 8.69

Total Return
Total investment return based on net asset value(c)	1.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$150
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.60%
Expenses, before waivers/reimbursements(e)(f)	.71%
Net investment income(b)(f)	2.51%
Portfolio turnover rate	54%

See footnote summary on page 81.

80	• AB UNCONSTRAINED BOND FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014	2013	2012	2011	2010

Class A
Net of waivers/reimbursements	.90	%(f)	.90%	.90%	.90%	.90%	.90	%**
Before waivers/reimbursements	1.05	%(f)	1.06%	1.19%	1.44%	1.44%	1.55	%**
Class B
Net of waivers/reimbursements	1.60	%(f)	1.60%	1.60%	1.60%	1.60%	1.60	%**
Before waivers/reimbursements	1.75	%(f)	1.77%	1.93%	2.20%	2.21%	2.30	%**
Class C
Net of waivers/reimbursements	1.60	%(f)	1.60%	1.60%	1.60%	1.60%	1.60	%**
Before waivers/reimbursements	1.75	%(f)	1.77%	1.89%	2.16%	2.15%	2.26	%**
Advisor Class
Net of waivers/reimbursements	.60	%(f)	.60%	.60%	.60%	.60%	.60	%**
Before waivers/reimbursements	.75	%(f)	.77%	.87%	1.14%	1.14%	1.23	%**
Class R
Net of waivers/reimbursements	1.10	%(f)	1.10%	1.10%	1.10%	1.10%	1.10	%**
Before waivers/reimbursements	1.45	%(f)	1.46%	1.59%	1.83%	1.84%	1.88	%**
Class K
Net of waivers/reimbursements	.85	%(f)	.85%	.85%	.85%	.85%	.85	%**
Before waivers/reimbursements	1.09	%(f)	1.14%	1.24%	1.47%	1.50%	1.29	%**
Class I
Net of waivers/reimbursements	.60	%(f)	.60%	.60%	.60%	.60%	.60	%**
Before waivers/reimbursements	.81	%(f)	.74%	.80%	1.13%	1.17%	1.18	%**

	November 4, 2014(g) to April 30, 2015 (unaudited)
Class Z
Net of waivers/reimbursements	.60	%(f)
Before waivers/reimbursements	.71	%(f)

(f)	Annualized.

(g)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2012, October 31, 2011 and October 31, 2010 by 0.01%, 0.08% and 0.55%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	81

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon (2), Vice President

Michael L. Mon(2) , Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Dimitri Silva(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DeNoon, Mon, Peebles, Sheridan and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

82	• AB UNCONSTRAINED BOND FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Unconstrained Bond Fund, Inc. (formerly named AllianceBernstein Diversified Yield Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB UNCONSTRAINED BOND FUND •	83

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Fund was not profitable to it in 2012 or 2013.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

84	• AB UNCONSTRAINED BOND FUND

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broad array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index (the “T-Bill Index”) and the Barclays Global Aggregate Bond Index (U.S. dollar hedged) (the “Barclays Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2014 and (in the case of comparisons with the Barclays Index) for the period since inception (January 1996 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period, and 4th out of 4 of the Performance Group and the Performance Universe for the 10-year period. The Fund outperformed the T-Bill Index in all periods, and the Barclays Index in the 5-year period and the period since inception, and lagged the Barclays Index in the 1-, 3- and 10-year periods. The directors also noted that they had approved, effective February 2011, a new investment policy and a name change to AB Unconstrained Bond Fund from AllianceBernstein Diversified Yield Fund. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the directors retained confidence in the Adviser’s ability to manage the Fund’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 50 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional

AB UNCONSTRAINED BOND FUND •	85

fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio, reflecting a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give

86	• AB UNCONSTRAINED BOND FUND

effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB UNCONSTRAINED BOND FUND •	87

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Unconstrained Bond Fund (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

88	• AB UNCONSTRAINED BOND FUND

fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2014.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Net Assets	Net Assets ($MM)
Unconstrained Bond Fund, Inc.	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$378.3

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s fiscal year ended October 31, 2014, the Adviser received $53,927 (0.028% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ notice prior to the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB UNCONSTRAINED BOND FUND •	89

Fund’s prospectus update. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:5

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (%)[6]		Fiscal Year End
Unconstrained Bond Fund, Inc.[7]	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	0.74 1.04 1.76 1.75 1.45 1.09 0.70	% % % % % % %	October 31 (ratios as of April 30, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

7	The Fund’s expense ratios exclude interest expense of less than 0.01% for all share classes.

90	• AB UNCONSTRAINED BOND FUND

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets.9

Fund	Net Assets 9/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Unconstrained Bond Fund, Inc.	$378.3	Unconstrained Bond 50% on 1st $50 million 20% on the balance Minimum account size: $50m	0.370%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Unconstrained Bond Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[10]
Unconstrained Bond Fund, Inc.	Unconstrained Bond Portfolio Class A2	1.10%
	Class I2 (Institutional)	0.55%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

AB UNCONSTRAINED BOND FUND •	91

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank
Unconstrained Bond Fund, Inc.	0.500	0.585	1/8

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

92	• AB UNCONSTRAINED BOND FUND

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.15

Fund	Total Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Unconstrained Bond Fund, Inc.	0.900	1.050	1/8	1.145	2/22

Based on this analysis, the Fund has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A share total expense ratio.

AB UNCONSTRAINED BOND FUND •	93

agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $9,050, $401,833 and $27,585 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $54,193 in fees from the Fund during the Fund’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

17	As a result of discussions between the Board and the Adviser, ABI is planning to phase in reductions to the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

94	• AB UNCONSTRAINED BOND FUND

decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2014.23

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

AB UNCONSTRAINED BOND FUND •	95

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Unconstrained Bond Fund, Inc.[24]
1 year	1.69	4.80	3.99	7/8	24/30
3 year	3.34	3.62	3.59	5/7	13/20
5 year	5.12	7.26	7.24	5/5	7/8
10 year	4.19	5.35	5.35	4/4	4/4

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmarks.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2014
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Unconstrained Bond Fund, Inc.[28]	1.69	3.34	5.12	4.19	5.77	3.17	1.01	3
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05	0.08	0.11	1.62	2.72	0.02	N/A	3
Barclays Capital Global Aggregate Bond Index (USD hedged)	4.98	4.19	4.41	4.75	5.63	N/A	N/A	3
Inception Date: January 9, 1996

24	Prior to the fourth quarter of 2012, the Fund was classified by Lipper as a Multi-Sector Fund. From the fourth quarter of 2012 through the second quarter of 2013, the Fund was classified by Lipper as an Absolute Return Fund. From the third quarter of 2013 through the present, the Fund is classified by Lipper as an Alternative Credit Focus Fund.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2014.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

28	On or around November 5, 2007, the Fund’s name changed from Global Strategic Income Trust to Diversified Yield Fund, Inc. Also at this time, the Fund’s strategy changed, but its benchmark did not change. On or around February 3, 2011, the Fund changed its name from Diversified Yield Fund, Inc. to Unconstrained Bond Fund, Inc. Also at this time, Fund’s strategy changed and its benchmark changed from Barclay Capital Global Aggregate Bond Index (USD hedged) to Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

96	• AB UNCONSTRAINED BOND FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

AB UNCONSTRAINED BOND FUND •	97

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

98	• AB UNCONSTRAINED BOND FUND

AB Family of Funds

NOTES

AB UNCONSTRAINED BOND FUND •	99

NOTES

100	• AB UNCONSTRAINED BOND FUND

AB UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

UB-0152-0415

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 22, 2015